Filed pursuant to Rule 497(e)

Registration Nos. 333-264478; 811-23793

Defiance Daily Target 2x Long BITF ETF (BTFL)

(the “Fund”)

listed on Cboe BZX Exchange, Inc.

April 27, 2026

Supplement to the Summary Prospectus dated December 29, 2025,

and to the Statutory Prospectus

and Statement of Additional Information (“SAI”),

each dated December 23, 2025,

as previously supplemented

Effective immediately, the name of the Defiance Daily Target 2x Long BITF ETF (the “Fund”) will be changed to the Defiance Daily Target 2x Long KEEL ETF and the Fund’s ticker symbol will be changed from BTFL to KEEX.

Accordingly, effective immediately, all references to the Fund’s name and ticker symbol in the Summary Prospectus, Prospectus and SAI are deleted and replaced with Defiance Daily Target 2x Long KEEL ETF and KEEX, respectively.

There are no changes to the Fund’s investment objective or principal investment strategies as a result of these changes.

Please retain this Supplement for future reference.